Trade and other receivables, net	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables, net	Trade and other receivables, net

	2024	2023
Non-current
Advances to suppliers	3,316	3,266
Income tax credits	4,639	2,332
Non-income tax credits (i)	26,240	24,860
Judicial deposits	1,816	2,187
Receivable from disposal of subsidiary	—	3,899
Other receivables	2,499	2,516
Non-current portion	38,510	39,060
Current
Trade receivables	87,645	90,526
Less: Allowance for trade receivables	(1,114)	(2,888)
Trade receivables – net	86,531	87,638
Prepaid expenses	18,038	6,953
Advances to suppliers	35,996	42,808
Income tax credits	5,680	1,253
Non-income tax credits (i)	53,522	22,812
Receivable from disposal of subsidiary	2,900	3,971
Cash collateral	—	11
Other receivables	10,689	13,609
Subtotal	126,825	91,417
Current portion	213,356	179,055
Total trade and other receivables, net	251,866	218,115

(i) Includes US$307 (2023: US$293) reclassified from property, plant and equipment. It also includes US$16 million corresponding to tax credits resulting from a judicial decision regarding the exclusion of ICMS from the calculation base for PIS and COFINS.

The fair values of current trade and other receivables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other receivables approximate their carrying amount, as the impact of discounting is not significant.

The carrying amounts of the Group’s trade and other receivables are denominated in the following currencies (expressed in U.S. Dollars):

	2024	2023
Currency
U.S. Dollar	84,477	88,811
Argentine Peso	70,837	24,304
Uruguayan Peso	2,478	6,570
Brazilian Reais	94,074	98,430
	251,866	218,115

As of December 31, 2024 trade receivables of US$29,123 (2023: US$22,989) were past due but not impaired. The aging analysis of these receivables indicates that US$289 and US$449 are over 6 months in December 31, 2024 and 2023, respectively.

For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables.
Delinquency in payments is an indicator that a receivable may be impaired. However, management considers all available evidence in determining when a receivable is impaired. Generally, trade receivables, which are more than 180 days past due are fully provided for. However, certain receivables 180+ days overdue are not provided for based on a case-by-case analysis of credit quality analysis. Furthermore, receivables, which are not 180+ days overdue, may be provided for if specific analysis indicates a potential impairment.

Movements on the Group’s allowance for trade receivables are as follows:

	2024	2023	2022
At January 1	2,888	4,266	3,023
Charge of the year	391	1,874	3,570
Unused amounts reversed	(892)	(1,371)	(661)
Used during the year	(1,129)	(173)	(100)
Exchange differences	(144)	(1,708)	(1,566)
At December 31	1,114	2,888	4,266

The creation and release of allowance for trade receivables have been included in “Selling expenses” in the statement of income. Amounts charged to the allowance account are generally written off, when there is no expectation of recovering additional cash.

The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable mentioned above.

As of December 31, 2024, approximately 89% (2023: 70%) of the outstanding unimpaired trade receivables (neither past due not impaired) relate to sales to 13 well-known multinational companies with good credit quality standing, including but not limited to Camara de comercializacion de energia electrica, Central Energica Vicentica LTDA, Syngenta AGRO S.A., YPF S.A., Bunge Argentina S.A., among others. Most of these entities or their parent companies are externally credit-rated. The Group reviews these external ratings from credit agencies.

The remaining percentage as of December 31, 2024 and 2023 of the outstanding unimpaired trade receivables (neither past due nor impaired) relate to sales to a dispersed large quantity of customers for which external credit ratings may not be available. However, the total base of customers without an external credit rating is relatively stable.

New customers with less than six months of history with the Group are closely monitored. The Group has not experienced credit problems with these new customers to date. The majority of the customers for which an external credit rating is not available are existing customers with more than six months of history with the Group and with no defaults in the past. A minor percentage of customers may have experienced some non-significant defaults in the past but fully recovered.